SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2004

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

Item 8.01.    OTHER EVENTS

On September 28, 2004, the Idaho Public Utilities Commission ("IPUC") issued separate orders approving two Settlement Agreements entered into on August 16, 2004 between Idaho Power Company ("Company") and the IPUC Staff ("Staff").  The terms of the Settlement Agreements were described in a Current Report on Form 8-K dated August 16, 2004.  The two Agreements were approved as filed.  The Company and the Staff are hereinafter collectively referred to as the "Parties".

Settlement No. 1 was approved by the IPUC in Order No. 29601 (Settlement Order 1) and relates to the calculation of the Company's taxes for purposes of test year income tax expense.  In the Company's 2003 general rate filing Staff advocated and the IPUC adopted the use of a historic five-year average to calculate the Company's income tax expense.  In this Settlement the Parties agreed that Order No. 29505 issued by the IPUC in the general rate case which, among other matters, adopted the Staff's position on the calculation of income tax expense, should be modified to utilize the Company's statutory income tax rate to compute test year income tax expense.  As a result of Settlement Order 1, the Company will compute and record monthly during the period June 1, 2004 through May 31, 2005 a regulatory asset (with interest accrued at a rate of 1% per annum) in the amount of approximately $11.5 million.  This Settlement allows the Company to continue its compliance with the normalization provisions of the Internal Revenue Code of 1986, as amended, and associated Treasury Regulations, and will allow the Company to continue to receive the benefits of accelerated depreciation.

Settlement No. 2 was approved by the IPUC in Order No. 29600 (Settlement Order 2) and resolves outstanding issues related to the 2003 Valmy outage, a Power Cost Adjustment (PCA) matter relating to the expense adjustment rate for growth (EARG), and regulatory accounting issues related to a tax accounting method change in 2002.  In this Settlement, the Parties agree that the IPUC will not examine the cost of replacement power and a possible PCA adjustment resulting from the unplanned outage of one of two units of the North Valmy Plant during the summer of 2003 and the EARG will continue at its existing value until the Company's next general rate case.  As a result of Settlement Order 2, the Company will provide a $19.3 million revenue credit to its customers in the PCA commencing with the 2005-2006 PCA year.

As a result of Settlement Orders 1 and 2, the Company will make certain accounting entries during the third quarter.  These accounting entries will increase earnings for the quarter but will not result in increased cash.  Cash will flow beginning with the rate adjustment in June 2005.  In connection with the tax settlement, approximately $4.4 million of the regulatory asset will be recorded.  The remaining balance will be deferred monthly for the months of October 2004 through May 2005.  To provide the customer revenue credit, the Company will establish a regulatory liability of approximately $19.3 million with a charge to operating expense.  In addition, the Company will reverse an approximate $16.5 million tax liability established in 2002 when the Company adopted a tax accounting method change for capitalized overhead costs.

Interested parties have 21 days from the date of the orders to file Petitions for Reconsideration.

Certain statements contained in this current report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws. Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power, recovery of other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation and regulatory proceedings resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental, endangered species and safety laws and policies; weather variations affecting hydroelectric generating conditions and customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity, fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; increasing health care costs and the resulting effect on health insurance premiums paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; technological developments that could affect the operation and prospects of our subsidiaries or their competitors; legal and administrative proceedings, whether civil or criminal, and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2003, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004

IDACORP, Inc.

By:/s/Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:/s/Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer